Exhibit 10.1

                           LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement is entered into effective as of December __, 2004, by and between Synthetech, Inc. (the "Borrower") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated December 31, 2003, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of One Million Dollars ($1,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A.       Modification(s) to Loan Agreement.

                  1. Sub-section (ii) of Section 6.7 is hereby amended by deleting the existing subsection and replacing it with the following:

                           "(ii) TANGIBLE NET WORTH. A Tangible Net Worth of at least $18,000,000 plus 50% of all equity or capital contributed to Borrower and 50% of all positive net income each quarterly period from and after the quarter ending December 31, 2004."

                  2.       The definition of Revolving Maturity Date in Section
                           14.1 is amended by deleting the existing definition and replacing it with the following:

                           ""REVOLVING MATURITY DATE" is December 23, 2005."

                  3. Exhibit D to the Agreement is hereby deleted and replaced with the form of Exhibit D attached to this Loan Modification Agreement.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrowers shall pay to Bank a fully earned, non-refundable loan fee of $5,000 plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon Borrower's payment of the Bank's out-of-pocket expenses and loan fee.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                               BANK:

SYNTHETECH, INC.                        SILICON VALLEY BANK

By:                                     By:
   -----------------------------------     -------------------------------------
Name:                                   Name:
     ---------------------------------       -----------------------------------
Title:                                  Title:
      --------------------------------        ----------------------------------

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE


TO:               SILICON VALLEY BANK
                  3003 Tasman Drive
                  Santa Clara, CA 95054

FROM:             SYNTHETECH, INC.
                  1290 Industrial Way
                  Albany, OR  97321


         The undersigned authorized officer of Synthetech, Inc. ("Borrower") certifies in his capacity as such officer that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                   REQUIRED                                   COMPLIES
------------------                   --------                                   --------

10Q + CC                             Quarterly within 5 days of SEC filing      Yes      No
10K + CC                             Annually, within 5 days of SEC filing      Yes      No
Morgan Stanley statement             Monthly within 30 days                     Yes      No
*Monthly financial statements + CC   Monthly within 45 days                     Yes      No
**A/R & A/P Agings                   Monthly within 20 days                     Yes      No
**A/R Audit and Collateral Exam      Initial and Annually                       Yes      No
**Borrowing Base Certificate         Monthly within 20 days                     Yes      No
**Inventory Report                   Monthly within 45 days                     Yes      No

* Monthly financial statements and Compliance Certificates will be required beginning when Borrower has obtained an Advance under the Committed Revolving Line and continues each month thereafter. **These will be required in the event the outstanding Advances under the Committed Revolving Line exceed $500,000 or if Borrower fails to comply with the Agreement or upon occurrence of an Event of Default.

         FINANCIAL COVENANT                REQUIRED           ACTUAL            COMPLIES

         Maintain on a Quarterly Basis, changing to monthly if monthly financial statements are required above:
         Minimum Quick Ratio               1.50:1.00          _____:1.00        Yes      No
         Minimum Tangible Net Worth        $18,000,000*       $_________        Yes      No

* Plus 50% of all equity or capital contributed to Borrower and 50% of all positive net income from and after the quarter ending December 31, 2004.

Have there been updates to Borrower's intellectual property, if appropriate?
                                                                Yes     No


COMMENTS REGARDING EXCEPTIONS:  See Attached.



BORROWER:

SYNTHETECH, INC.


By:___________________________________

Title:________________________________

Date:_________________________________

BANK:
                                        ________________________________________
SILICON VALLEY BANK                                 BANK USE ONLY

                                        Received by:____________________________
By:___________________________________                    AUTHORIZED SIGNER

Title:________________________________  Date:___________________________________

Date:_________________________________  Verified:_______________________________
                                                          AUTHORIZED SIGNER

                                        Date:___________________________________


                                        Compliance Status:           Yes     No
                                        ________________________________________

                               SILICON VALLEY BANK


                       PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:                SYNTHETECH, INC.

LOAN OFFICER:            RON SHERMAN

DATE:                    DECEMBER __, 2004


TERM LOAN FEE            $5,000.00
COSTS ESTIMATE (GOOD
STANDING CERTIFICATE)        11.00
                       ------------
SUBTOTAL                 $5,011.00
  LESS DEPOSIT          -$5,000.00
                       ------------

TOTAL FEE DUE               $11.00
-------------          ============


-------------------------------------
 LEGAL FEE FOR PROFESSIONAL SERVICES
 RENDERED BY FARLEIGH, WADA & WITT               $675.00

 COSTS ESTIMATE (INCLUDING UCC
 SEARCHES)                                         30.00
                                               ----------
 TOTAL                                           $705.00
-------------------------------------

{   }   DEBIT DDA # __________________ FOR THE TOTAL AMOUNT.



BORROWER:  SYNTHETECH, INC.

__________________________________________
     (AUTHORIZED SIGNER)


_______________________________ __________
SILICON VALLEY BANK               (DATE)
ACCOUNT OFFICER'S SIGNATURE